ACQUISITION OF PHYTO BRANDCO	12 Months Ended
Dec. 31, 2021
Acquisition Of Phyto Brandco [Abstract]
ACQUISITION OF PHYTO BRANDCO [Text Block]

NOTE 6 - ACQUISITION OF PHYTO BRANDCO

On September 15, 2021, the Company acquired all of the issued and outstanding shares of Phyto BrandCo, the owner of the intellectual property rights for the Phyto Extractions brand consisting of 21 registered trademarks. At closing, the Company issued 20,000,000 common shares to the former shareholders of Phyto BrandCo at a share price on the date of acquisition of $1.20 per share, for total consideration of $24,000,000.

Subsequent to the closing of the acquisition, the Company renegotiated the terms of the acquisition with the former shareholders of Phyto BrandCo due to certain conditions in the acquisition agreement not being met. It was resolved that the consideration be amended from $24,000,000 to $12,000,000 by a voluntary return to treasury of 10,000,000 common shares. As a result, the revised consideration is 10,000,000 common shares at a share price on the date of acquisition of $1.20 per share, for total consideration of $12,000,000.

Phyto BrandCo licenses its intellectual property to Canadian cannabis license holders and collects royalties by selling cannabis consumer packaged goods to provincial distributors and retailers.

The transaction has been accounted for as a business combination under IFRS 3 - Business Combinations. The allocation of the purchase consideration is as follows:

Assets acquired:	$
Cash	301,966
Accounts receivable	255,154
Prepayments	19,500
Property and equipment	85,108
661,728
Liabilities assumed:
Accounts payable and other accrued liabilities	(434,252)
Lease liability	(34,665)
Fair value of net identifiable assets acquired	192,811

Purchase consideration
Share consideration	24,000,000
Shares to be cancelled	(12,000,000)
12,000,000
Identifiable intangible assets:
Trademarks	3,250,000

Deferred tax liability	(879,000)
Goodwill	9,436,189

The carrying value of the assets and liabilities acquired equates to fair value due to their short term nature, other than property and equipment and trademarks which are depreciated over their estimated useful economic lives.

Property and equipment acquired included $40,376 of right-of-use assets.

The intangible asset is comprised of trademarks (the "Trademarks") with a fair value of $3,250,000. The fair value of the Trademarks was determined using the relief from royalty method. The key assumptions used in the cash flow projection related to the asset include: (1) a discount rate of 12.50%; (2) royalty rate of 10.00% for the remaining period of the licensing agreement and 2.0% thereafter, and (3) annual net profit of the Licensee.

The goodwill generated as a result of this acquisition relates to other intangible assets that do not qualify for separate recognition.

The lease liability represents one lease with a fair value of $34,665 on the date of acquisition, which is the net present value of the minimum future lease payments determined using the following assumptions: (1) remaining number of payments - 36; (2) monthly payment - $1,119; and (3) incremental borrowing rate - 10%.

Included in the consolidated statement of loss and comprehensive loss is $385,119 of revenue and a loss of $130,535 from Phyto BrandCo since the acquisition date of September 15, 2021. If the acquisition occurred on January 1, 2021, management estimates that revenue would have increased by $1,320,407 (unaudited) and net income would have been increased to approximately $295,106 (unaudited), respectively.